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                                                                    Exhibit 99.1

This Statement on Form 4 is filed by Breeden Capital Management LLC, Breeden Partners (California) LP, Breeden Partners LP, Breeden Partners Holdco Ltd., Breeden Partners (Cayman) Ltd., Breeden Capital Partners LLC and Richard Breeden, all of which are direct or indirect 10% beneficial owners. The principal business address of each of the Reporting Persons is 100 Northfield Street, Greenwich, Connecticut 06830.

Name of Designated Filer: Breeden Capital Management LLC

Date of Event: January 2, 2008

Issuer Name and Ticker or Trading Symbol: Zale Corporation (ZLC)

                                        BREEDEN PARTNERS L.P.

                                        By: Breeden Capital Partners LLC,
                                            General Partner


                                        By: /s/ Richard C. Breeden
                                            ------------------------------------
                                            Richard C. Breeden
                                            Managing Member


                                        BREEDEN PARTNERS (CALIFORNIA) L.P.


                                        By: Breeden Capital Partners LLC,
                                            General Partner


                                        By: /s/ Richard C. Breeden
                                            ------------------------------------
                                            Richard C. Breeden
                                            Managing Member


                                        BREEDEN PARTNERS HOLDCO LTD.


                                        By: /s/ Richard C. Breeden
                                            ------------------------------------
                                            Richard C. Breeden
                                            Key Principal


                                        BREEDEN CAPITAL PARTNERS LLC


                                        By: /s/ Richard C. Breeden
                                            ------------------------------------
                                            Richard C. Breeden
                                            Managing Member



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                                        BREEDEN CAPITAL MANAGEMENT LLC


                                        By: /s/ Richard C. Breeden
                                            ------------------------------------
                                            Richard C. Breeden
                                            Managing Member


                                        BREEDEN PARTNERS (CAYMAN) LTD.


                                        By: /s/ Richard C. Breeden
                                            ------------------------------------
                                            Richard C. Breeden
                                            Key Principal


                                        /s/ Richard C. Breeden
                                        ----------------------------------------
                                        Richard C. Breeden